                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-06143
              ----------------------------------------------------

                  CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.
            ---------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                Hal Liebes, Esq.
                  Credit Suisse Global Fixed Income Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: October 31, 2004

Date of reporting period: November 1, 2003 to April 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

Semiannual Report

April 30, 2004
(unaudited)


- CREDIT SUISSE GLOBAL FIXED INCOME FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the PROSPECTUS, which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3140. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

INVESTORS IN THE CREDIT SUISSE FUNDS SHOULD BE AWARE THAT THEY MAY BE ELIGIBLE TO PURCHASE COMMON CLASS AND/OR ADVISOR CLASS SHARES (WHERE OFFERED) DIRECTLY OR THROUGH CERTAIN INTERMEDIARIES. SUCH SHARES ARE NOT SUBJECT TO A SALES CHARGE BUT MAY BE SUBJECT TO AN ONGOING SERVICE AND DISTRIBUTION FEE OF UP TO 0.50% OF AVERAGE DAILY NET ASSETS. INVESTORS IN THE CREDIT SUISSE FUNDS SHOULD ALSO BE AWARE THAT THEY MAY BE ELIGIBLE FOR A REDUCTION OR WAIVER OF THE SALES CHARGE WITH RESPECT TO CLASS A, B OR C SHARES. FOR MORE INFORMATION, PLEASE REVIEW THE RELEVANT PROSPECTUSES OR CONSULT YOUR FINANCIAL REPRESENTATIVE.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE FUND HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF APRIL 30, 2004; THESE VIEWS AND FUND HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT
April 30, 2004 (unaudited)

                                                                    May 18, 2004

Dear Shareholder:

   For the six months ended April 30, 2004, the share classes of Credit Suisse Global Fixed Income Fund(1) (the "Fund") generated returns as follows: Common shares gained 2.61%, Advisor shares gained 2.63%, and Class A shares (without sales charge) gained 2.48%(2). By contrast, the Lehman Brothers Global Aggregate Bond Index(3) gained 2.81%.

   As we see it, activity in the world's fixed income markets during the Fund's fiscal half-year can be viewed as having occurred in two distinct periods. Sentiment and perceptions were fairly consistent in November through March, and then shifted abruptly in April. In each case, expectations regarding the directional trend of U.S. interest rates appeared to be the key influence of investor behavior.

   The November-March period was generally characterized by stable-to-falling bond yields even as the U.S. economic backdrop continued to strengthen. While many indicators of U.S. economic activity prompted jitters that the Federal Reserve (the "Fed") might raise rates, the collective impact of others (I.E., low inflation, weak jobs growth, high productivity) appeared to leave enough slack in the economy for rates to remain unchanged. Prices of U.S. Treasury securities -- which tend to set the tone for bonds generally, both sovereign and non-sovereign -- additionally benefited from heavy buying by foreign central banks and risk aversion in response to terrorist attacks in Spain and the Middle East.

   All of this changed sharply for the worse in April, though, as investors seemed to conclude that the Fed would raise rates sooner rather than later, and sold bonds aggressively. Key drivers of such pessimism included better-than-expected U.S. employment data, rising inflation metrics, a surge in oil prices, and remarks by Fed Chairman Alan Greenspan that were widely interpreted as signalling that the Fed was preparing to tighten monetary policy.

   The majority of the Fund's modest underperformance of the broad global fixed income market (as represented by the Fund's Lehman benchmark) took place in the second half of the six-month period. We attribute this to several factors.

   Perhaps the most prominent of these was our stance with regard to duration. We chose to keep the portfolio's average duration (I.E., a measure of its sensitivity to interest rates) somewhat lower than that of the benchmark out of concern that rising economic activity might push bond yields higher. As we have described, though, bond yields declined in most countries (notably the U.S., in which roughly half of the portfolio is invested) in February and March, and the Fund's relative return was affected accordingly.

   Other negatives for performance included our confidence in the yen, which caused us to raise exposure to it in April, a time when heavy open-market selling by the Japanese government compelled the yen to depreciate significantly versus the U.S. dollar; and our small allocation to U.S. high yield debt, whose valuations weakened considerably in April.

   On the positive side, we benefited in currencies by favoring the euro, yen and Australian dollar versus the U.S. dollar in the first half of the period, and by reducing euro exposure in the second half, when the euro weakened. Our overall duration approach proved quite helpful in April, when bond yields shot upward. We successfully maintained higher duration in our European holdings than in the U.S. And our high yield position was additive to performance in late 2003 and early 2004.

Credit Suisse Fixed Income Management Team

Jo Ann Corkran
Michael Buchanan
Kevin D. Barry
Suzanne E. Moran
Craig Ruch
David N. Fisher

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

   IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

                 AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2004(2)

                                                                     SINCE       INCEPTION
                          1 YEAR       5 YEARS       10 YEARS      INCEPTION       DATE
---------------------   ----------    ----------    ----------    ----------    ----------
Common Class                 12.67%         7.32%         7.03%         7.68%    11/1/1990
Advisor Class                12.35%         6.86%           --          6.40%    8/12/1996
Class A Without
  Sales Charge               12.30%           --            --         10.91%   11/30/2001
Class A With
  Maximum
  Sales Charge                7.01%           --            --          8.61%   11/30/2001

                 AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2004(1)

                                                                     SINCE       INCEPTION
                          1 YEAR       5 YEARS       10 YEARS      INCEPTION       DATE
---------------------   ----------    ----------    ----------    ----------    ----------
Common Class                  6.29%         6.21%         6.71%         7.33%    11/1/1990
Advisor Class                 6.11%         5.74%           --          5.81%    8/12/1996
Class A Without
  Sales Charge                6.03%           --            --          8.81%   11/30/2001
Class A With
  Maximum
  Sales Charge                1.04%           --            --          6.62%   11/30/2001

RETURNS REPRESENT PAST PERFORMANCE AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. DUE TO MARKET VOLATILITY, THE PERFORMANCE OF THE FUNDS MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST. THE PERFORMANCE RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT www.csam.com/us.

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) Total return for Class A shares for the reporting period, based on offering price (with maximum sales charge of 4.75%), was - 2.40%.
(3) The Lehman Brothers(TM) Global Aggregate Bond Index is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Lehman Brothers Inc., including the U.S. Aggregate(TM) Bond Index, the Pan-European(TM) Aggregate Index, the Global Treasury(TM) Index, the Asian-Pacific(TM) Aggregate Index, the Eurodollar(TM) Index and the U.S. Investment(TM) Grade 144A Index. Investors cannot invest directly in an index.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
April 30, 2004 (unaudited)

       PAR(1)                                                            RATINGS+
        (000)                                                          (S&P/MOODY'S)     MATURITY         RATE%          VALUE
       ------                                                         ---------------  -------------  -------------  -------------
BONDS (95.7%)
AUSTRIA (0.6%)
BANKS (0.6%)
$      80,000(A)  Osterreichische Kontrollbank AG,
                   Global Government Guaranteed Notes                   (AAA , Aaa)         03/22/10          1.800  $     763,717
                                                                                                                     -------------
TOTAL AUSTRIA                                                                                                              763,717
                                                                                                                     -------------
BELGIUM (6.0%)
SOVEREIGN (6.0%)
        1,000(B)  Kingdom of Belgium                                    (AA+ , Aa1)         09/28/05          4.750      1,238,541
        1,000(B)  Kingdom of Belgium                                    (AA+ , Aa1)         03/28/07          6.250      1,310,504
        1,000(B)  Kingdom of Belgium                                    (AA+ , Aa1)         03/28/09          3.750      1,215,509
        3,000(B)  Kingdom of Belgium                                    (AA+ , Aa1)         03/28/28          5.500      3,896,250
                                                                                                                     -------------
TOTAL BELGIUM                                                                                                            7,660,804
                                                                                                                     -------------
CANADA (1.5%)
MEDIA (0.1%)
          130(C)  Thomson Corp., Global Notes                            (A- , A3)          01/05/12          6.200        140,717
                                                                                                                     -------------
SOVEREIGN (1.4%)
      180,000(A)  Government of Canada                                  (AAA , Aaa)         03/23/09          1.900      1,718,812
                                                                                                                     -------------
TOTAL CANADA                                                                                                             1,859,529
                                                                                                                     -------------
CHILE (0.2%)
ELECTRIC (0.1%)
          125(C)  Compania Nacional de Transmision
                   Electrica SA, Global Senior Notes                    (A- , Baa1)         04/15/11          7.875        142,132
                                                                                                                     -------------
MINING (0.1%)
          125(C)  Corporacion Nacional del Cobre - Codelco,
                   Rule 144A, Notes++                                    (A , A2)           10/15/13          5.500        124,586
                                                                                                                     -------------
TOTAL CHILE                                                                                                                266,718
                                                                                                                     -------------
FRANCE (8.8%)
DIVERSIFIED FINANCIALS (1.0%)
        1,000(B)  Banque Psa Finance, Series EMTN, Notes                 (A- , A2)          01/30/07          4.875      1,250,230
                                                                                                                     -------------
FOOD (1.4%)
        1,000(D)  Carrefour SA, Series EMTN, Senior
                   Unsubordinated Notes                                  (A+ , A1)          12/19/12          5.375      1,736,922
                                                                                                                     -------------
SOVEREIGN (4.2%)
        2,000(B)  Government of France                                  (AAA , Aaa)         04/25/07          5.500      2,574,691
        1,100(B)  Government of France                                  (AAA , Aaa)         10/25/16          5.000      1,391,155
        1,067(B)  Government of France                                  (AAA , Aaa)         04/25/29          5.500      1,387,306
                                                                                                                     -------------
                                                                                                                         5,353,152
                                                                                                                     -------------
TELECOMMUNICATIONS (0.6%)
          552(B)  France Telecom SA, Series EMTN, Senior
                   Unsubordinated Notes                                (BBB+ , Baa2)        12/23/09          7.000        755,651
                                                                                                                     -------------
WATER (1.6%)
        1,100(B)  Suez SA, Bonds                                         (A- , NR)          10/13/09          5.875      1,432,858

                 See Accompanying Notes to Financial Statements.

       PAR(1)                                                            RATINGS+
        (000)                                                          (S&P/MOODY'S)     MATURITY         RATE%          VALUE
       ------                                                         ---------------  -------------  -------------  -------------
BONDS
FRANCE (8.8%)
$         500(B)  Veolia Environnement, Series EMTN,
                   Senior Notes                                         (BBB , Baa1)        06/27/08          5.875  $     649,406
                                                                                                                     -------------
                                                                                                                         2,082,264
                                                                                                                     -------------
TOTAL FRANCE                                                                                                            11,178,219
                                                                                                                     -------------
GERMANY (10.1%)
BANKS (1.1%)
      150,000(A)  Landwirtschaftliche Rentenbank,
                   Series EMTN, Unsubordinated Notes                    (AAA , Aaa)         04/25/13          1.375      1,366,447
                                                                                                                     -------------
CHEMICALS (0.5%)
          500(B)  Degussa AG, Senior Unsubordinated Notes              (BBB+ , Baa1)        12/10/13          5.125        606,273
                                                                                                                     -------------
SOVEREIGN (8.5%)
        1,000(B)  Federal Republic of Germany                           (AAA , Aaa)         08/18/06          4.500      1,248,551
        1,000(B)  Federal Republic of Germany                           (AAA , Aaa)         01/04/07          6.000      1,296,981
        2,500(B)  Federal Republic of Germany                           (AAA , Aaa)         08/17/07          4.500      3,141,017
        1,400(B)  Federal Republic of Germany                           (AAA , Aaa)         01/04/12          5.000      1,796,658
        2,000(B)  Federal Republic of Germany                           (AAA , Aaa)         01/04/13          4.500      2,473,943
          700(B)  Federal Republic of Germany                           (AAA , Aaa)         01/04/28          5.625        926,524
                                                                                                                     -------------
                                                                                                                        10,883,674
                                                                                                                     -------------
TOTAL GERMANY                                                                                                           12,856,394
                                                                                                                     -------------
IRELAND (0.9%)
BANKS (0.9%)
        1,000(B)  Depfa ACS Bank, Rule 144A++                           (AAA , Aaa)         04/15/08          3.250      1,197,763
                                                                                                                     -------------
TOTAL IRELAND                                                                                                            1,197,763
                                                                                                                     -------------
ITALY (6.8%)
SOVEREIGN (6.8%)
        1,000(B)  Republic of Italy                                      (AA , Aa2)         02/01/06          2.750      1,203,591
        2,500(B)  Republic of Italy                                      (AA , Aa2)         03/01/07          4.500      3,133,171
        1,000(B)  Republic of Italy                                      (AA , Aa2)         11/01/07          6.000      1,314,063
        1,000(B)  Republic of Italy                                      (AA , Aa2)         05/01/09          4.500      1,255,397
      190,000(A)  Republic of Italy                                      (AA , Aa2)         02/23/10          1.800      1,814,689
                                                                                                                     -------------
TOTAL ITALY                                                                                                              8,720,911
                                                                                                                     -------------
JAPAN (2.2%)
ELECTRIC (1.0%)
        1,000(B)  Tokyo Electric Power Company, Inc.,
                   Euro Notes                                           (AA- , Aa3)         03/27/07          5.125      1,263,945
                                                                                                                     -------------
MULTI-NATIONAL (0.4%)
        50,000    European Investment Bank, Series EMTN                 (AAA , Aaa)         09/20/07          2.125        477,434
                                                                                                                     -------------
SOVEREIGN (0.8%)
        50,000    Development Bank of Japan, Euro Government
                   Guaranteed Notes                                      (AA- , NR)         12/20/06          2.875        483,045

                 See Accompanying Notes to Financial Statements.

       PAR(1)                                                            RATINGS+
        (000)                                                          (S&P/MOODY'S)     MATURITY         RATE%          VALUE
       ------                                                         ---------------  -------------  -------------  -------------
BONDS
JAPAN
$      80,000     Development Bank of Japan, Series INTL, Global
                   Government Guaranteed Notes                          (AA- , Aa1)         06/20/23          1.050  $     598,427
                                                                                                                     -------------
                                                                                                                         1,081,472
                                                                                                                     -------------
TOTAL JAPAN                                                                                                              2,822,851
                                                                                                                     -------------
LUXEMBOURG (0.5%)
TELECOMMUNICATIONS (0.5%)
          500(B)  SES Global, Company Guaranteed Notes                  (BBB+ , Baa2)       11/19/08          4.500        609,239
                                                                                                                     -------------
TOTAL LUXEMBOURG                                                                                                           609,239
                                                                                                                     -------------
MEXICO (0.3%)
OIL & GAS (0.1%)
           85(C)  Petroleos Mexicanos, Series REGS,
                   Company Guaranteed Notes                             (BBB- , Baa1)       06/01/07          9.000         96,311
                                                                                                                     -------------
SOVEREIGN (0.2%)
          195(C)  United Mexican States, Global Notes                   (BBB- , Baa2)       01/14/11          8.375        224,738
           60(C)  United Mexican States, Global Notes                   (BBB- , Baa2)       04/08/33          7.500         59,550
                                                                                                                     -------------
                                                                                                                           284,288
                                                                                                                     -------------
TOTAL MEXICO                                                                                                               380,599
                                                                                                                     -------------
NETHERLANDS (7.0%)
BEVERAGES (0.1%)
          100(C)  Diageo Finance BV, Global Company
                   Guaranteed Notes                                       (A , A2)          04/01/11          3.875         95,108
                                                                                                                     -------------
ELECTRIC (0.9%)
        1,000(B)  Essent NV, Euro Company Guaranteed Notes                (A , A2)          06/25/13          4.500      1,176,637
                                                                                                                     -------------
SOVEREIGN (5.4%)
        1,000(B)  Government of the Netherlands                         (AAA , Aaa)         07/15/05          4.000      1,223,163
        2,010(B)  Government of the Netherlands                         (AAA , Aaa)         07/15/09          3.750      2,442,214
        2,500(B)  Government of the Netherlands                         (AAA , Aaa)         07/15/12          5.000      3,194,837
                                                                                                                     -------------
                                                                                                                         6,860,214
                                                                                                                     -------------
TELECOMMUNICATIONS (0.6%)
          130(C)  Deutsche Telekom International Finance BV,
                   Global Company Guaranteed Notes                     (BBB+ , Baa2)        06/15/05          7.750        138,418

          550(B)  Olivetti Finance NV, Series EMTN, Company
                   Guaranteed Notes                                    (BBB+ , Baa2)        01/24/08          5.875        708,128
                                                                                                                     -------------
                                                                                                                           846,546
                                                                                                                     -------------
TOTAL NETHERLANDS                                                                                                        8,978,505
                                                                                                                     -------------
NORWAY (1.5%)
DIVERSIFIED FINANCIALS (1.4%)

      180,000(A)  Eksportfinans ASA, Global Bonds                       (AA+ , Aaa)         06/21/10          1.800      1,708,792
                                                                                                                     -------------

                 See Accompanying Notes to Financial Statements.

       PAR(1)                                                            RATINGS+
        (000)                                                          (S&P/MOODY'S)     MATURITY         RATE%          VALUE
       ------                                                         ---------------  -------------  -------------  -------------
BONDS
NORWAY
OIL & GAS (0.1%)
$         105(C)  Norsk Hydro ASA, Yankee Debentures                     (A , A2)           06/15/23          7.750  $     124,956
           45(C)  Norsk Hydro ASA, Yankee Debentures                     (A , A2)           11/15/25          7.150         50,754
                                                                                                                     -------------
                                                                                                                           175,710
                                                                                                                     -------------
TOTAL NORWAY                                                                                                             1,884,502
                                                                                                                     -------------
RUSSIA (0.5%)
SOVEREIGN (0.5%)
          705(C)  Government of Russia, Series V, Debentures            (BB+ , Ba2)         05/14/08          3.000        615,113
                                                                                                                     -------------
TOTAL RUSSIA                                                                                                               615,113
                                                                                                                     -------------
SOUTH KOREA (0.2%)
SOVEREIGN (0.2%)
          190(C)  Export-Import Bank of Korea, Rule 144A,
                   Notes++                                               (A- , A3)          02/10/14          5.250        187,115
                                                                                                                     -------------
TOTAL SOUTH KOREA                                                                                                          187,115
                                                                                                                     -------------
SPAIN (7.6%)
SOVEREIGN (7.6%)
        1,000(B)  Kingdom of Spain                                      (AA+ , Aaa)         01/31/05          3.250      1,209,261
        1,600(B)  Kingdom of Spain                                      (AA+ , Aaa)         01/31/06          3.200      1,943,008
       50,000(A)  Kingdom of Spain                                      (AA+ , Aaa)         09/20/06          3.100        482,535
        1,800     Kingdom of Spain                                      (AA+ , Aaa)         03/31/07          7.350      2,424,360
        1,000(B)  Kingdom of Spain                                      (AA+ , Aaa)         07/30/09          5.150      1,295,277
        1,700     Kingdom of Spain                                      (AA+ , Aaa)         07/30/32          5.750      2,295,667
                                                                                                                     -------------
TOTAL SPAIN                                                                                                              9,650,108
                                                                                                                     -------------
SWEDEN (0.6%)
TELECOMMUNICATIONS (0.6%)
          650(B)  Vattenfall Treasury AB, Series EMTN,
                   Company Guaranteed Notes                              (A- , A3)          04/29/24          5.375        774,495
                                                                                                                     -------------
TOTAL SWEDEN                                                                                                               774,495
                                                                                                                     -------------
UNITED KINGDOM (0.3%)
BANKS (0.3%)
          400(C)  Royal Bank of Scotland Group PLC, Series 3,
                   Global Bonds (Callable 12/31/05 @ $100.00)            (A , A1)           11/29/49          7.816        432,356
                                                                                                                     -------------
TOTAL UNITED KINGDOM                                                                                                       432,356
                                                                                                                     -------------
UNITED STATES (40.1%)
AEROSPACE & DEFENSE (0.6%)
          285     Goodrich Corp., Notes                                (BBB- , Baa3)        04/15/08          7.500        318,148
          235     L-3 Communications Corp., Global Company
                   Guaranteed Notes (Callable 07/15/08 @ $103.06)       (BB- , Ba3)         07/15/13          6.125        235,000
          160     Lockheed Martin Corp., Bonds                         (BBB , Baa2)         12/01/29          8.500        203,086
                                                                                                                     -------------
                                                                                                                           756,234
                                                                                                                     -------------
ASSET BACKED SECURITIES (2.3%)
        1,500     Aesop Funding II LLC, Series 2003-2A, Class A2#       (AAA , Aaa)         06/20/07          1.340      1,504,712

                 See Accompanying Notes to Financial Statements.

       PAR(1)                                                            RATINGS+
        (000)                                                          (S&P/MOODY'S)     MATURITY         RATE%          VALUE
       ------                                                         ---------------  -------------  -------------  -------------
BONDS
UNITED STATES
$       1,185     Carmax Auto Owner Trust, Series 2001-2, Class A4      (AAA , Aaa)         12/15/06          3.940  $   1,205,749
          177     CNH Equipment Trust, Series 2002-A, Class A3#         (AAA , Aaa)         07/17/06          1.350        177,205
           89     Conseco Finance, Series 2000-D, Class A4#             (AAA , Aaa)         12/15/25          8.170         91,060
                                                                                                                     -------------
                                                                                                                         2,978,726
                                                                                                                     -------------
AUTOMOBILE MANUFACTURERS (0.1%)
          165     General Motors Corp., Global Debentures~             (BBB , Baa1)         07/15/33          8.375        178,962
                                                                                                                     -------------
AUTOMOBILE PARTS & EQUIPMENT (0.1%)
          125     Collins & Aikman Products Corp., Company
                   Guaranteed Notes (Callable 06/14/04 @ 100.00)~        (B- , B3)          04/15/06         11.500        124,375
                                                                                                                     -------------
BANKS (0.3%)
          330     Bank of America Corp., Global Senior Notes            (A+ , Aa2)          01/15/08          3.875        332,876
                                                                                                                     -------------
CHEMICALS (0.2%)
          115     Huntsman International LLC, Global Company
                   Guaranteed Notes (Callable 03/01/06 @ $104.94)        (B- , B3)          03/01/09          9.875        128,512
          130     Lyondell Chemicals Co., Global Company
                   Guaranteed Notes (Callable 06/01/08 @ $105.25)        (B+ , B1)          06/01/13         10.500        143,000
                                                                                                                     -------------
                                                                                                                           271,512
                                                                                                                     -------------
COMMERCIAL SERVICES (0.2%)
          250     Iron Mountain, Inc., Company Guaranteed
                   Notes (Callable 04/01/06 @ $104.31)                   (B , B3)           04/01/13          8.625        268,750
                                                                                                                     -------------
COSMETICS/PERSONAL CARE (0.2%)
          220     Procter & Gamble Co., Bonds~                          (AA- , Aa3)         02/01/34          5.500        208,739
                                                                                                                     -------------
DIVERSIFIED FINANCIALS (3.4%)
          135     Capital One Bank, Subordinated Notes                 (BB+ , Baa3)         06/13/13          6.500        141,049
          210     Citigroup, Inc., Global Notes                         (AA- , Aa1)         05/05/14          5.125        208,520
          270     Countrywide Home Loans, Inc., Global Notes             (A , A3)           12/19/07          4.250        274,663
          160     Countrywide Home Loans, Inc., Series MTNL,
                   Global Company Guaranteed Notes                       (A , A3)           03/22/11          4.000        151,235
          395     FMR Corp., Rule 144A, Notes++                         (AA , Aa3)          03/01/13          4.750        384,379
          185     Ford Motor Credit Co., Global Bonds                   (BBB- , A3)         02/01/11          7.375        198,089
          185     Ford Motor Credit Co., Global Notes                   (BBB- , A3)         02/01/06          6.875        195,898
          320     General Electric Capital Corp., Series MTNA,
                   Global Notes                                         (AAA , Aaa)         06/15/12          6.000        341,760
          275     General Motors Acceptance Corp.,
                   Series MTN, Notes                                    (BBB , A3)          12/10/07          4.375        275,103
          130     Glencore Funding LLC, Rule 144A,
                   Company Guaranteed Notes++                          (BBB , Baa3)         04/15/14          6.000        123,079
          160     Goldman Sachs Group, Inc., Global Bonds               (A+ , Aa3)          01/15/11          6.875        178,272
          585     Household Finance Corp., Global Notes                  (A , A1)           12/15/08          4.125        585,358
          135     Household Finance Corp., Global Notes                  (A , A1)           07/15/10          8.000        159,123
          125     J.P. Morgan Chase & Co., Global Notes~                 (A+ , A1)          03/15/09          3.500        121,043
          200     Lehman Brothers Holdings, Inc.,
                   Series MTNG, Global Notes                             (A , A1)           11/30/10          4.375        196,555

                 See Accompanying Notes to Financial Statements.

       PAR(1)                                                            RATINGS+
        (000)                                                          (S&P/MOODY'S)     MATURITY         RATE%          VALUE
       ------                                                         ---------------  -------------  -------------  -------------
BONDS
UNITED STATES
$         190     MBNA America Bank, Rule 144A,
                   Subordinated Notes++                                (BBB , Baa2)         03/15/08          6.750  $     209,394
          200     Merrill Lynch & Company, Inc.,
                   Series MTNB, Notes                                   (A+ , Aa3)          03/10/06          2.470        200,495
           45     Merrill Lynch & Company, Inc., Series MTNO,
                   Senior Unsubordinated Notes                          (A+ , Aa3)          02/03/14          5.000         43,796
           60     National Rural Utilities, Global Notes                 (A , A2)           08/28/09          5.750         64,008
          250     SLM Corp., Series MTNA, Notes                          (A , A2)           01/15/09          4.000        248,655
                                                                                                                     -------------
                                                                                                                         4,300,474
                                                                                                                     -------------
ELECTRIC (1.7%)
          175     AES Corp., Senior Notes                                (B- , B3)          06/01/09          9.500        188,125
          200     American Electric Power Company, Inc.,
                   Series A, Global Notes                              (BBB , Baa3)         05/15/06          6.125        212,794
          100     Cincinnati Gas & Electric Co., Notes                 (BBB , Baa1)         09/15/12          5.700        103,513
          230     CMS Energy Corp., Senior Notes                         (B+ , B3)          01/15/09          7.500        232,875
          100     Consolidated Edison Company of New York,
                   Debentures                                            (A , A1)           02/01/13          4.875         99,284
           70     Constellation Energy Group, Inc., Notes              (BBB+ , Baa1)        04/01/07          6.350         75,271
          140     Duke Energy Corp., First Mortgage Notes               (BBB+ , A3)         10/01/15          5.300        138,156
           80     Energy East Corp., Notes                             (BBB , Baa2)         06/15/12          6.750         87,418
          125     FPL Group Capital, Inc., Company Guaranteed Notes      (A- , A2)          09/15/06          7.625        137,980
          150     FPL Group Capital, Inc., Notes                         (A- , A2)          04/11/06          3.250        151,698
          195     Oncor Electric Delivery Co., Global Secured Notes    (BBB , Baa1)         05/01/32          7.000        211,840
          205     Pacific Gas & Electric Co., First Mortgage Notes     (BBB , Baa2)         03/01/34          6.050        194,516
          270     Progress Energy, Inc., Senior Notes                  (BBB- , Baa2)        03/01/11          7.100        301,319
                                                                                                                     -------------
                                                                                                                         2,134,789
                                                                                                                     -------------
ENTERTAINMENT (0.3%)
          115     AMC Entertainment, Inc., Senior Subordinated
                   Notes (Callable 02/01/05 @ $103.17)                 (CCC+ , Caa1)        02/01/11          9.500        120,750
          120     International Speedway Corp., Rule 144A, Notes++     (BBB- , Baa2)        04/15/14          5.400        119,316
          175     Six Flags, Inc., Global Senior Notes
                   (Callable 02/01/06 @ $104.44)~                        (B- , B2)          02/01/10          8.875        178,938
                                                                                                                     -------------
                                                                                                                           419,004
                                                                                                                     -------------
ENVIRONMENTAL CONTROL (0.7%)
          195     Allied Waste North America, Inc., Rule 144A,
                   Senior Notes (Callable 04/15/09 @ 103.69)++           (B+ , B2)          04/15/14          7.375        194,513
          120     Allied Waste North America, Inc., Series B,
                   Global Company Guaranteed Notes                      (BB- , Ba3)         04/01/08          8.875        133,800
          175     Waste Management, Inc., Global Company
                   Guaranteed Notes                                    (BBB , Baa3)         05/15/32          7.750        201,415
          303     Waste Management, Inc., Senior Notes                 (BBB , Baa3)         08/01/10          7.375        344,898
                                                                                                                     -------------
                                                                                                                           874,626
                                                                                                                     -------------

                 See Accompanying Notes to Financial Statements.

       PAR(1)                                                            RATINGS+
        (000)                                                          (S&P/MOODY'S)     MATURITY         RATE%          VALUE
       ------                                                         ---------------  -------------  -------------  -------------
BONDS
UNITED STATES
FOOD (1.0%)
$         170     ConAgra Foods, Inc., Notes                           (BBB+ , Baa1)        09/15/05          7.500  $     181,409
          120     ConAgra Foods, Inc., Notes                           (BBB+ , Baa1)        09/15/11          6.750        132,740
          105     ConAgra Foods, Inc., Notes                           (BBB+ , Baa1)        09/15/30          8.250        129,492
          200     General Mills, Inc., Global Notes                    (BBB+ , Baa2)        02/15/12          6.000        212,386
          180     Kellogg Co., Global Senior Notes                     (BBB , Baa2)         06/01/08          2.875        173,210
          250     Kellogg Co., Series B, Global Notes                  (BBB , Baa2)         04/01/11          6.600        278,091
          115     Land O' Lakes, Inc., Global Senior
                   Notes (Callable 11/15/06 @ $104.38)~                  (B- , B3)          11/15/11          8.750        110,400
                                                                                                                     -------------
                                                                                                                         1,217,728
                                                                                                                     -------------
FOREST PRODUCTS, PAPER (0.2%)
          180     Georgia-Pacific Corp., Global Company
                   Guaranteed Notes                                     (BB+ , Ba2)         02/01/10          8.875        208,800
GAS (0.3%)
          150     KeySpan Corp., Senior Notes                            (A , A3)           11/15/30          8.000        186,601
          135     Sempra Energy, Notes                                 (BBB+ , Baa1)        12/01/05          6.950        143,415
                                                                                                                     -------------
                                                                                                                           330,016
                                                                                                                     -------------
HEALTHCARE PRODUCTS (0.1%)
          155     Baxter International, Inc., Notes                      (A- , A3)          05/01/07          5.250        162,970
                                                                                                                     -------------
HOLDING COMPANIES-DIVERSIFIED (1.4%)
      200,000(A)  GE Financial Assurance Holdings, Inc.,
                   Global Notes                                          (A , A2)           06/20/11          1.600      1,740,728
                                                                                                                     -------------
HOME BUILDERS (0.3%)
          200     Centex Corp., Senior Notes                           (BBB , Baa2)         05/15/14          5.700        198,865
          220     D.R. Horton, Inc., Company Guaranteed Notes           (BB+ , Ba1)         12/01/07          7.500        240,900
                                                                                                                     -------------
                                                                                                                           439,765
                                                                                                                     -------------
HOUSEHOLD PRODUCTS (0.1%)
          115     Johnsondiversey, Inc., Series B, Global Company
                   Guaranteed Notes (Callable 05/15/07 @ $104.81)        (B , B2)           05/15/12          9.625        126,500
                                                                                                                     -------------
INSURANCE (1.0%)
          720     American International Group, Inc., Global Notes      (AAA , Aaa)         05/15/13          4.250        674,496
           95     Florida Windstorm Underwriting Association,
                   Rule 144A, Senior Notes++                             (A- , A3)          08/25/07          6.850        106,031
          340     MetLife, Inc., Senior Notes                             (A, A2)           11/24/13          5.000        335,441
          200     Nationwide Mutual Insurance Co., Rule 144A,
                   Bonds (Callable 04/15/14 @ 100.00)++                  (A- , A2)          04/15/34          6.600        192,274
                                                                                                                     -------------
                                                                                                                         1,308,242
                                                                                                                     -------------
IRON & STEEL (0.1%)
           95     AK Steel Corp., Company Guaranteed Notes
                   (Callable 02/15/05 @ $102.65)~                        (B+ , B3)          02/15/09          7.875         87,875
                                                                                                                     -------------

                 See Accompanying Notes to Financial Statements.

       PAR(1)                                                            RATINGS+
        (000)                                                          (S&P/MOODY'S)     MATURITY         RATE%          VALUE
       ------                                                         ---------------  -------------  -------------  -------------
BONDS
UNITED STATES
LODGING (0.7%)
$          50     Boyd Gaming Corp., Global Company
                   Guaranteed Notes (Callable 08/01/05 @ $104.63)       (BB- , Ba3)         08/01/09          9.250  $      55,937
          165     Boyd Gaming Corp., Global Senior Subordinated
                   Notes (Callable 04/15/07 @ $104.38)                   (B+ , B1)          04/15/12          8.750        182,325
          260     Caesars Entertainment, Inc., Global Senior Notes      (BB+ , Ba1)         04/15/13          7.000        274,300
          250     MGM Mirage, Inc., Company Guaranteed Notes~           (BB- , Ba2)         02/01/11          8.375        277,500
          115     Windsor Woodmont Black Hawk, Series B, First
                   Mortgage Notes (Callable 06/14/04 @ 104.33)##         (NR, NR)           03/15/05         13.000         75,325
                                                                                                                     -------------
                                                                                                                           865,387
                                                                                                                     -------------
MEDIA (1.5%)
          195     Comcast Cable Communications Holdings, Inc.,
                   Global Company Guaranteed Notes                     (BBB , Baa3)         03/15/13          8.375        233,037
          200     Comcast Cable Communications, Inc.,
                   Senior Notes                                        (BBB , Baa3)         01/30/11          6.750        219,477
           75     Cox Communications, Inc., Notes                      (BBB , Baa2)         06/15/05          6.875         78,751
          190     CSC Holdings, Inc., Series B, Senior Notes            (BB- , B1)          07/15/09          8.125        203,775
          175     Dex Media East LLC, Global Company Guaranteed
                   Notes (Callable 11/15/06 @ $104.94)                   (B , B3)           11/15/09          9.875        197,094
          155     Liberty Media Corp., Global Senior Notes#            (BBB- , Baa3)        09/17/06          2.610        157,819
          145     Mediacom LLC/Capital Corp., Senior
                   Notes (Callable 01/15/06 @ $104.75)~                  (B+ , B2)          01/15/13          9.500        145,000
          150     News America Holdings, Inc., Company
                   Guaranteed Notes                                    (BBB- , Baa3)        02/01/13          9.250        190,713
          170     News America, Inc., Company Guaranteed Notes         (BBB- , Baa3)        11/30/28          7.625        193,185
          115     PRIMEDIA, Inc., Global Company Guaranteed
                   Notes (Callable 05/15/06 @ $104.44)                   (B , B3)           05/15/11          8.875        117,587
          190     Time Warner, Inc., Global Company
                   Guaranteed Notes                                    (BBB+ , Baa1)        04/15/31          7.625        208,558
                                                                                                                     -------------
                                                                                                                         1,944,996
                                                                                                                     -------------
MISCELLANEOUS MANUFACTURING (0.2%)
          245     Textron, Inc., Senior Notes                            (A- , A3)          08/01/10          4.500        244,308
                                                                                                                     -------------
MORTGAGE BACKED SECURITIES (20.9%)
          265     Fannie Mae Global Bonds                               (AAA , Aaa)         11/15/30          6.625        295,385
      100,000(A)  Fannie Mae Global Senior Notes                        (AAA , Aaa)         10/09/07          2.125        957,942
        1,171     Fannie Mae Pool #703443^^                             (AAA , Aaa)         05/01/18          5.000      1,178,971
        1,189     Fannie Mae Pool #703444^^                             (AAA , Aaa)         05/01/18          5.000      1,197,515
        1,092     Fannie Mae Pool #713945^^                             (AAA , Aaa)         05/01/33          7.000      1,154,605
          479     Fannie Mae Pool #741351^^                             (AAA , Aaa)         12/01/33          5.500        478,790
          461     Fannie Mae Pool #757490^^                             (AAA , Aaa)         01/01/34          5.500        460,853
          205     FHLMC TBA                                             (AAA , Aaa)         04/30/19          5.000        206,409
          815     FNMA TBA                                              (AAA , Aaa)         04/30/19          4.500        802,266
        1,260     FNMA TBA                                              (AAA , Aaa)         04/30/19          5.500      1,293,075
        2,500     FNMA TBA                                              (AAA , Aaa)         04/30/34          5.000      2,422,655

                 See Accompanying Notes to Financial Statements.

       PAR(1)                                                            RATINGS+
        (000)                                                          (S&P/MOODY'S)     MATURITY         RATE%          VALUE
       ------                                                         ---------------  -------------  -------------  -------------
BONDS
UNITED STATES
$       1,030     FNMA TBA                                              (AAA , Aaa)         04/30/34          5.500  $   1,027,746
        3,880     FNMA TBA                                              (AAA , Aaa)         04/30/34          6.000      3,969,725
        2,820     FNMA TBA                                              (AAA , Aaa)         04/30/34          6.500      2,935,445
          390     Freddie Mac Global Notes~                             (AAA , Aaa)         09/15/07          3.500        392,698
        5,740     Freddie Mac Global Notes~                             (AAA , Aaa)         11/15/13          4.875      5,698,339
          638     Ginnie Mae Pool #506601++++                           (AAA , Aaa)         03/15/29          6.500        668,800
          350     Ginnie Mae Pool #600025                               (AAA , Aaa)         03/15/33          6.000        359,197
          660     GNMA TBA                                              (AAA , Aaa)         04/30/34          5.500        660,206
          535     GNMA TBA                                              (AAA , Aaa)         04/30/34          6.500        558,908
                                                                                                                     -------------
                                                                                                                        26,719,530
                                                                                                                     -------------
OIL & GAS (0.4%)
          125     Chesapeake Energy Corp., Senior Notes
                   (Callable 01/15/09 @ $103.44)                        (BB- , Ba3)         01/15/16          6.875        127,500
          210     Premcor Refining Group, Inc., Company
                   Guaranteed Notes (Callable 05/01/09 @ 103.38)        (BB- , Ba3)         05/01/14          6.750        210,000
          140     SEACOR Holdings, Inc., Notes                         (BBB , Baa3)         10/01/12          5.875        142,123
                                                                                                                     -------------
                                                                                                                           479,623
                                                                                                                     -------------
PACKAGING & CONTAINERS (0.3%)
           90     Owens-Brockway Glass Containers,
                   Global Company Guaranteed Notes
                   (Callable 02/15/06 @ $104.44)                        (BB- , B2)          02/15/09          8.875         98,213
          200     Owens-Illinois, Inc., Debentures                      (B , Caa1)          05/15/10          7.500        196,000
           65     Sealed Air Corp., Rule 144A, Notes++                 (BBB , Baa3)         05/15/09          6.950         72,327
           70     Sealed Air Corp., Rule 144A, Senior Notes++          (BBB , Baa3)         04/15/08          5.375         72,923
                                                                                                                     -------------
                                                                                                                           439,463
                                                                                                                     -------------
PIPELINES (0.2%)
          115     El Paso Corp., Global Notes~                         (CCC+ , Caa1)        06/15/12          7.875        101,775
          175     Williams Companies, Inc., Global Notes~                (B+ , B3)          03/15/12          8.125        191,187
                                                                                                                     -------------
                                                                                                                           292,962
                                                                                                                     -------------
REAL ESTATE (0.1%)
           50     EOP Operating LP, Notes                              (BBB+ , Baa1)        06/15/04          6.500         50,290
           35     EOP Operating LP, Senior Notes                       (BBB+ , Baa1)        02/15/05          6.625         36,241
                                                                                                                     -------------
                                                                                                                            86,531
                                                                                                                     -------------
REAL ESTATE INVESTMENT TRUST (0.1%)
          115     Host Marriott LP, Global Senior Notes
                   (Callable 11/01/08 @ $103.56)                         (B+ , Ba3)         11/01/13          7.125        117,300
                                                                                                                     -------------
     SEMICONDUCTOR (0.1%)
          165     Amkor Technology, Inc., Global Senior Notes             (B , B1)          02/15/08          9.250        177,375
                                                                                                                     -------------
TELECOMMUNICATIONS (0.8%)
           55     AT&T Corp., Global Senior Notes#                     (BBB , Baa2)         11/15/31          8.750         58,364
           55     AT&T Wireless Services, Inc., Global
                   Senior Notes                                        (BBB , Baa2)         03/01/31          8.750         67,292

                 See Accompanying Notes to Financial Statements.

       PAR(1)                                                            RATINGS+
        (000)                                                          (S&P/MOODY'S)     MATURITY         RATE%          VALUE
       ------                                                         ---------------  -------------  -------------  -------------
BONDS
UNITED STATES
$         260     Nextel Communications, Inc., Senior
                   Notes (Callable 03/15/09 @ $102.98)                   (BB , B2)          03/15/14          5.950  $     245,700
          160     Sprint Capital Corp., Global Company
                   Guaranteed Notes                                    (BBB- , Baa3)        03/15/32          8.750        191,679
          180     Verizon Global Funding Corp., Global Notes             (A+ , A2)          06/15/12          6.875        199,909
          115     Verizon Global Funding Corp., Global Notes             (A+ , A2)          06/15/32          7.750        132,172
          160     Verizon Wireless Capital LLC, Global Notes             (A+ , A3)          12/15/06          5.375        168,937
                                                                                                                     -------------
                                                                                                                         1,064,053
                                                                                                                     -------------
UNITED STATES TREASURY OBLIGATIONS (0.2%)
          175     United States Treasury Bonds~                         (AAA , Aaa)         02/15/31          5.375        177,351
           70     United States Treasury Notes~                         (AAA , Aaa)         02/15/07          2.250         69,076
                                                                                                                     -------------
                                                                                                                           246,427
                                                                                                                     -------------
TOTAL UNITED STATES                                                                                                     51,149,646
                                                                                                                     -------------
TOTAL BONDS (Cost $116,715,628)                                                                                        121,988,584
                                                                                                                     -------------

 NUMBER OF
   SHARES
 ---------
COMMON STOCKS (0.0%)
UNITED STATES (0.0%)
FOOD (0.0%)
           16     Archibald Candy Corp.*,^                                                                                     400
                                                                                                                     -------------
OIL & GAS SERVICES (0.0%)
          392     Southwest Royalties, Inc.*,^                                                                              13,720
                                                                                                                     -------------
TOTAL UNITED STATES                                                                                                         14,120
                                                                                                                     -------------
TOTAL COMMON STOCKS (Cost $14,642)                                                                                          14,120
                                                                                                                     -------------
PREFERRED STOCK (0.2%)
UNITED STATES (0.2%)
TELECOMMUNICATIONS (0.2%)
          240     Centaur Funding Corp., Series B, Rule 144A++
                   (Cost $279,079)                                                                                         304,650
                                                                                                                     -------------
TOTAL UNITED STATES                                                                                                        304,650
                                                                                                                     -------------
SHORT-TERM INVESTMENTS (20.7%)
    8,085,426     State Street Navigator Prime Fund~                                                                     8,085,426
                                                                                                                     -------------

    PAR(1)
    (000)
    ------
$       7,000     Fannie Mae Discount Notes^^                                               05/05/04          0.960      6,999,253
        7,509     State Street Bank and Trust Co.
                   Euro Time Deposit++++++                                                  05/03/04          0.750      7,509,000
        3,850     United States Treasury Bills^^                                            07/29/04          1.000      3,840,958
                                                                                                                     -------------
TOTAL SHORT-TERM INVESTMENTS (Cost $26,434,637)                                                                         26,434,637
                                                                                                                     -------------

                 See Accompanying Notes to Financial Statements.

  CONTRACTS                                                                                                             VALUE
-------------                                                                                                        -------------
OPTIONS PURCHASED (0.1%)
CALL OPTIONS (0.0%)
        1,180     Brazilian Real, expiring October 20, 2004*                                                         $      13,983
           15     S&P 500 Index, expiring June 19, 2004*                                                                        59
                                                                                                                     -------------
                                                                                                                            14,042
                                                                                                                     -------------
PUT OPTIONS (0.1%)
            4     S&P 500 Index, expiring June 19, 2004*                                                                   118,250
                                                                                                                     -------------
TOTAL OPTIONS PURCHASED (Cost $313,584)                                                                                    132,292
                                                                                                                     -------------
TOTAL INVESTMENTS AT VALUE (116.7%) (Cost $143,757,570)                                                                148,874,283

LIABILITIES IN EXCESS OF OTHER ASSETS (-16.7%)                                                                         (21,349,266)
                                                                                                                     -------------
NET ASSETS (100.0%)                                                                                                  $ 127,525,017
                                                                                                                     =============

OPEN OPTION CONTRACTS WRITTEN

                                                                         NUMBER OF        EXERCISE     EXPIRATION
NAME OF ISSUER                                                           CONTRACTS         PRICE          DATE           VALUE
--------------                                                        ---------------  -------------  -------------  -------------
S&P 500 Call Option                                                          43        $        21.5      6/19/2004  $      92,450
S&P 500 Put Option                                                          222                  4.2      6/19/2004         93,240
                                                                                                                     -------------
                                                                                                                     $     185,690
                                                                                                                     =============

                            INVESTMENT ABBREVIATIONS
                                TBA =  To be Announced.
                                NR  =  Not Rated

----------
(1) Unless otherwise indicated below, all securities are denominated in currency of the issuer's country of origin.
+ Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2004, these securities amounted to a value of $3,288,350 or 2.6% of net assets.
# Variable rate obligations -- The interest rate shown is the rate as of April 30, 2004.
##      Bond is currently in default.
*       Non-income producing security.
^ Not readily marketable security; security is valued at fair value as determined in good faith by, the Board of Directors or under the direction of, the Board of Directors.
++++    Collateral segregated for futures contracts.
^^      Collateral segregated for TBA securities.
++++++  A portion of the security is pledged as collateral for options written.
~       Security or portion thereof is out on loan.
~~ Represents security purchased with cash collateral received for securities on loan.
(A)     Denominated in Japanese Yen.
(B)     Denominated in Euro.
(C)     Denominated in U.S. Dollar.
(D)     Denominated in British Pound Sterling.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2004 (unaudited)

ASSETS
    Investments at value, including collateral for securities
      on loan of $8,085,426 (Cost $143,757,570) (Note 1)                           $  148,874,283(1)
    Cash                                                                                      920
    Foreign currency at value (Cost $335,811)                                             336,805
    Unrealized appreciation on forward currency contracts (Note 1)                      2,579,864
    Interest receivable                                                                 1,665,746
    Receivable for investments sold                                                       793,448
    Receivable for fund shares sold                                                       229,222
    Prepaid expenses and other assets                                                      40,531
                                                                                  ---------------
      Total Assets                                                                    154,520,819
                                                                                  ---------------
LIABILITIES
    Advisory fee payable (Note 2)                                                          24,516
    Administrative services fee payable (Note 2)                                           25,359
    Distribution fee payable (Note 2)                                                         636
    Payable for investments purchased                                                  15,057,684
    Payable upon return of securities loaned (Note 1)                                   8,085,426
    Unrealized depreciation on forward currency contracts (Note 1)                      3,365,154
    Outstanding options written, at value (premiums received $321,626) (Note 1)           185,690
    Payable for fund shares redeemed                                                       68,626
    Variation margin payable (Note 1)                                                      35,074
    Directors' fee payable                                                                     95
    Other accrued expenses payable                                                        147,542
                                                                                  ---------------
      Total Liabilities                                                                26,995,802
                                                                                  ---------------
NET ASSETS
    Capital stock, $0.001 par value (Note 5)                                               12,929
    Paid-in capital (Note 5)                                                          146,039,481
    Accumulated net investment loss                                                    (6,196,644)
    Accumulated net realized loss on investments, futures transactions,
      options written, and foreign currency transactions                              (16,779,748)
    Net unrealized appreciation from investments, futures transactions,
      options written, and foreign currency translations                                4,448,999
                                                                                  ---------------
      Net Assets                                                                  $   127,525,017
                                                                                  ===============
COMMON SHARES
    Net assets                                                                    $   124,688,678
    Shares outstanding                                                                 12,641,198
                                                                                  ---------------
    Net asset value, offering price, and redemption price per share               $          9.86
                                                                                  ===============
ADVISOR SHARES
    Net assets                                                                    $        10,205
    Shares outstanding                                                                        962
                                                                                  ---------------
    Net asset value, offering price, and redemption price per share               $         10.61
                                                                                  ===============
A SHARES
    Net assets                                                                    $     2,826,134
    Shares outstanding                                                                    286,798
                                                                                  ---------------
    Net asset value and redemption price per share                                $          9.85
                                                                                  ===============
    Maximum offering price per share (net asset value/(1-4.75%))                  $         10.34
                                                                                  ===============

(1) Includes $7,763,055 of securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2004 (unaudited)

INVESTMENT INCOME (Note 1)
    Interest                                                                                  $     2,380,950
    Dividends                                                                                          10,896
    Securities lending                                                                                  5,307
                                                                                              ---------------
      Total investment income                                                                       2,397,153
                                                                                              ---------------
EXPENSES
    Investment advisory fees (Note 2)                                                                 670,680
    Administrative services fees (Note 2)                                                             120,518
    Distribution fees (Note 2)
      Class A                                                                                           2,611
    Transfer agent fees (Note 2)                                                                      189,083
    Custodian fees                                                                                     37,581
    Printing fees (Note 2)                                                                             32,600
    Legal fees                                                                                         22,895
    Registration fees                                                                                  14,951
    Audit fees                                                                                         10,515
    Insurance expense                                                                                   9,332
    Directors' fees                                                                                     8,779
    Commitment fees (Note 3)                                                                            2,235
    Miscellaneous expense                                                                               8,978
                                                                                              ---------------
      Total expenses                                                                                1,130,758
    Less: fees waived (Note 2)                                                                       (490,999)
                                                                                              ---------------
      Net expenses                                                                                    639,759
                                                                                              ---------------
       Net investment income                                                                        1,757,394
                                                                                              ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
   FUTURES CONTRACTS, OPTIONS WRITTEN, AND FOREIGN CURRENCY RELATED ITEMS
    Net realized gain from investments                                                              4,433,675
    Net realized loss from futures contracts                                                         (630,808)
    Net realized gain from options written                                                            220,097
    Net realized gain on foreign currency transactions                                                749,536
    Net change in unrealized appreciation (depreciation) from investments                          (2,160,460)
    Net change in unrealized appreciation (depreciation) from futures contracts                       269,245
    Net change in unrealized appreciation (depreciation) from options written                         135,936
    Net change in unrealized appreciation (depreciation) from foreign currency translations        (1,082,939)
                                                                                              ---------------
    Net realized and unrealized gain from investments, futures contracts,
      options written, and foreign currency related items                                           1,934,282
                                                                                              ---------------
    Net increase in net assets resulting from operations                                      $     3,691,676
                                                                                              ===============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                           FOR THE SIX MONTHS
                                                                                  ENDED             FOR THE YEAR
                                                                             APRIL 30, 2004            ENDED
                                                                               (UNAUDITED)       OCTOBER 31, 2003
                                                                           ------------------    ------------------
FROM OPERATIONS
  Net investment income                                                    $        1,757,394    $        3,624,642
  Net realized gain from investments, futures contracts,
   options written, and foreign currency transactions                               4,772,500             9,199,604
  Net change in unrealized appreciation (depreciation) from investments,
   futures contracts, options written and  foreign currency translations           (2,838,218)            4,573,489
                                                                           ------------------    ------------------
   Net increase in net assets resulting from operations                             3,691,676            17,397,735
                                                                           ------------------    ------------------
FROM DIVIDENDS
  Dividends from net investment income
   Common Class shares                                                            (12,779,632)           (8,294,254)
   Advisor Class shares                                                                (1,055)               (3,046)
   Class A shares                                                                    (179,113)              (19,720)
                                                                           ------------------    ------------------
   Net decrease in net assets resulting from dividends                            (12,959,800)           (8,317,020)
                                                                           ------------------    ------------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5)
  Proceeds from sale of shares                                                     32,094,244            81,649,704
  Reinvestment of dividends                                                        12,167,374             7,997,286
  Net asset value of shares redeemed                                              (43,815,246)          (71,061,130)
                                                                           ------------------    ------------------
   Net increase in net assets from capital share transactions                         446,372            18,585,860
                                                                           ------------------    ------------------
  Net increase (decrease) in net assets                                            (8,821,752)           27,666,575
NET ASSETS
  Beginning of period                                                             136,346,769           108,680,194
                                                                           ------------------    ------------------
  End of period                                                            $      127,525,017    $      136,346,769
                                                                           ==================    ==================
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                                 $       (6,196,644)   $        5,005,762
                                                                           ==================    ==================

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                                FOR THE SIX
                                                MONTHS ENDED                      FOR THE YEAR ENDED OCTOBER 31,
                                              APRIL 30, 2004    -----------------------------------------------------------------
                                                (UNAUDITED)        2003        2002(1)         2001          2000          1999
                                              --------------    ---------     ---------     ---------     ---------     ---------
PER SHARE DATA
  Net asset value, beginning of period           $   10.59      $    9.90     $    9.99     $    9.71     $   10.25     $   10.62
                                                 ---------      ---------     ---------     ---------     ---------     ---------

INVESTMENT OPERATIONS
  Net investment income                               0.15(2)        0.28(2)       0.38(2)       0.53          0.56          0.52
  Net gain (loss) on investments, futures
    contracts, options written and
    foreign currency related items
    (both realized and unrealized)                    0.16           1.11          0.03          0.21         (0.13)        (0.29)
                                                 ---------      ---------     ---------     ---------     ---------     ---------
      Total from investment operations                0.31           1.39          0.41          0.74          0.43          0.23
                                                 ---------      ---------     ---------     ---------     ---------     ---------

LESS DIVIDENDS
  Dividends from net investment income               (1.04)         (0.70)        (0.50)        (0.46)        (0.76)        (0.59)
  Dividends in excess of net investment income          --             --            --            --         (0.21)        (0.01)
                                                 ---------      ---------     ---------     ---------     ---------     ---------
      Total dividends                                (1.04)         (0.70)        (0.50)        (0.46)        (0.97)        (0.60)
                                                 ---------      ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                   $    9.86      $   10.59     $    9.90     $    9.99     $    9.71     $   10.25
                                                 =========      =========     =========     =========     =========     =========
      Total return(3)                                 2.61%         14.73%         4.27%         7.81%         4.37%         2.18%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)       $ 124,689      $ 134,903     $ 108,535     $ 118,876     $ 121,309     $ 135,327
    Ratio of expenses to average net assets(4)        0.95%(5)       0.95%         0.95%         0.95%         0.97%         0.96%
    Ratio of net investment income to
      average net assets                              2.84%(5)       2.69%         3.89%         5.15%         5.51%         5.00%
    Decrease reflected in above operating
      expense ratios due to waivers                   0.73%(5)       0.76%         0.77%         0.58%         0.51%         0.57%
  Portfolio turnover rate                              100%           239%          150%          144%          101%          365%

(1) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.87% to 3.89%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(2) Per share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .02% and .01% for the years ended October 31, 2000 and 1999, respectively. The Common Class shares' net operating expense ratio after reflecting these arrangements was .95% for the years ended October 31, 2000 and 1999, respectively. For the six months ended April 30, 2004, and for the years ended October 31, 2003, 2002, and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

(5) Annualized.

                 See Accompanying Notes to Financial Statements.

                                                FOR THE SIX
                                                MONTHS ENDED                     FOR THE YEAR ENDED OCTOBER 31,
                                              APRIL 30, 2004   -----------------------------------------------------------------
                                                (UNAUDITED)       2003        2002(1)         2001          2000          1999
                                              --------------   ---------     ---------     ---------     ---------     ---------
PER SHARE DATA
    Net asset value, beginning of period         $   11.32     $   10.54     $   10.62     $   10.28     $   10.48     $   10.57
                                                 ---------     ---------     ---------     ---------     ---------     ---------

INVESTMENT OPERATIONS
  Net investment income                               0.16(2)       0.24(2)       0.36(2)       0.51          0.52(2)       0.44(2)
  Net gain (loss) on investments, futures
    contracts, options written
    and foreign currency related items
    (both realized and unrealized)                    0.17          1.19          0.02          0.22         (0.12)        (0.29)
                                                 ---------     ---------     ---------     ---------     ---------     ---------
      Total from investment operations                0.33          1.43          0.38          0.73          0.40          0.15
                                                 ---------     ---------     ---------     ---------     ---------     ---------

LESS DIVIDENDS
    Dividends from net investment income             (1.04)        (0.65)        (0.46)        (0.39)        (0.60)           --
    Dividends in excess of net investment income        --            --            --            --            --         (0.24)
                                                 ---------     ---------     ---------     ---------     ---------     ---------
      Total dividends                                (1.04)        (0.65)        (0.46)        (0.39)        (0.60)        (0.24)
                                                 ---------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                   $   10.61     $   11.32     $   10.54     $   10.62     $   10.28     $   10.48
                                                 =========     =========     =========     =========     =========     =========
      Total return(3)                                 2.63%        14.16%         3.71%         7.32%         3.88%         1.41%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)       $      10     $      11     $      56     $     114     $      22     $      69
    Ratio of expenses to average net assets(4)        0.95%(5)      1.45%         1.45%         1.46%         1.47%         1.45%
    Ratio of net investment income to
      average net assets                              2.84%(5)      2.22%         3.50%         4.62%         4.90%         4.14%
    Decrease reflected in above operating
      expense ratios due to waivers                   0.73%(5)      0.76%         0.77%         0.60%         0.51%         0.49%
  Portfolio turnover rate                              100%          239%          150%          144%          101%          365%

(1) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.50%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(2) Per share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .01% and .02% for the years ended October 31, 2001 and 2000, respectively. The Advisor Class shares' net operating expense ratio after reflecting these arrangements was 1.45% for the years ended October 31, 2001 and 2000, respectively. For the six months ended April 30, 2004, and for the years ended October 31, 2003, 2002 and 1999 there was no effect on the net operating expense ratio because of transfer agent credits.

(5) Annualized.

                 See Accompanying Notes to Financial Statements.

                                                     FOR THE SIX           FOR THE YEAR
                                                     MONTHS ENDED         ENDED OCTOBER 31,
                                                    APRIL 30, 2004   ---------------------------
                                                     (UNAUDITED)        2003         2002(1),(2)
                                                    --------------   -----------     -----------
PER SHARE DATA
  Net asset value, beginning of period               $     10.58     $      9.89     $      9.93
                                                     -----------     -----------     -----------

INVESTMENT OPERATIONS
  Net investment income(3)                                  0.13            0.25            0.27
  Net gain on investments, futures
    contracts, options written and
    foreign currency related items
    (both realized and unrealized)                          0.16            1.12            0.16
                                                     -----------     -----------     -----------
      Total from investment operations                      0.29            1.37            0.43
                                                     -----------     -----------     -----------

LESS DIVIDENDS
  Dividends from net investment income                     (1.02)          (0.68)          (0.47)
                                                     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD                       $      9.85     $     10.58     $      9.89
                                                     ===========     ===========     ===========
      Total return(4)                                       2.48%          14.46%           4.55%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)           $     2,826     $     1,433     $        89
    Ratio of expenses to average net assets(5)              1.20%(6)        1.20%           1.20%(6)
    Ratio of net investment income to
      average net assets                                    2.59%(6)        2.39%           3.02%(6)
    Decrease reflected in above operating
      expense ratios due to waivers                         0.73%(6)        0.76%           0.90%(6)
  Portfolio turnover rate                                    100%            239%            150%

(1) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the period ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.01% to 3.02%.

(2) For the period November 30, 2001 (inception date) through October 31, 2002.

(3) Per share information is calculated using the average shares outstanding method.

(4) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(5) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. For the six months ended April 30, 2004, and the year ended October 31, 2003 and the period ended October 31, 2002, there was no effect on the net operating expense ratio because of transfer agent expense.

(6) Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2004 (unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Global Fixed Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company that seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Fund was incorporated under the laws of the State of Maryland on July 6, 1990.

   The Fund is authorized to offer three classes of shares: Common Class, Advisor Class and Class A shares. Each class of shares represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the differences in the range of services provided to them. Effective December 12, 2001, the Common Class closed to new investors and the Advisor Class closed to new investments. Although no further Advisor Class shares can be purchased, shareholders can redeem their shares through any available methods. Class A shares are sold subject to a front-end sales charge of 4.75%.

   A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain Fund portfolio securities.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premium and accretes discount using the effective interest method. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT-TERM INVESTMENTS -- The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

   H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At April 30, 2004, the Fund had the following open forward foreign currency contracts:

                                                 FOREIGN CURRENCY
                                    EXPIRATION        TO BE             CONTRACT         CONTRACT      UNREALIZED
FORWARD FOREIGN CURRENCY CONTRACT      DATE      PURCHASED/(SOLD)        AMOUNT           VALUE        GAIN (LOSS)
---------------------------------   ----------  ------------------   --------------   -------------   -------------
Australian Dollar                    7/2/2004   A$       1,300,000   $      980,200   $     931,488   $     (48,712)
Australian Dollar                    7/2/2004   A$        (680,000)        (512,720)       (487,240)         25,480
Canadian Dollar                      7/2/2004   C$       2,080,000        1,558,870       1,509,803         (49,067)
Canadian Dollar                      7/2/2004   C$       1,000,000          749,457         725,867         (23,590)
Danish Krone                         7/2/2004   DKK      4,874,000          803,071         783,639         (19,432)
European Economic Unit               7/2/2004   EURO    38,234,000       46,913,118      45,753,789      (1,159,329)
European Economic Unit               7/2/2004   EURO    (1,100,000)      (1,324,974)     (1,316,346)          8,628
European Economic Unit               7/2/2004   EURO    (5,149,000)      (6,317,823)     (6,161,695)        156,128
European Economic Unit               7/2/2004   EURO    (1,000,000)      (1,208,411)     (1,196,678)         11,733
European Economic Unit               7/2/2004   EURO      (767,000)        (906,901)       (917,852)        (10,951)
European Economic Unit               7/2/2004   EURO   (45,291,117)     (55,585,788)    (54,198,886)      1,386,902
European Economic Unit               7/2/2004   EURO    (1,678,799)      (2,036,384)     (2,008,983)         27,401
European Economic Unit               7/2/2004   EURO      (576,708)        (685,838)       (690,133)         (4,295)
British Pound                        7/2/2004   L        3,538,000        6,460,388       6,238,690        (221,698)

                                                 FOREIGN CURRENCY
                                    EXPIRATION         TO BE            CONTRACT        CONTRACT       UNREALIZED
FORWARD FOREIGN CURRENCY CONTRACT      DATE       PURCHASED/(SOLD)       AMOUNT          VALUE        GAIN (LOSS)
---------------------------------   ----------  ------------------   --------------   -------------   -------------
British Pound                        7/2/2004   L          (61,000)  $     (111,386)  $    (107,564)  $       3,822
British Pound                        7/2/2004   L       (1,199,000)      (2,187,432)     (2,114,242)         73,190
British Pound                        7/2/2004   L       (1,006,781)      (1,838,482)     (1,775,295)         63,187
Japanese Yen                         7/2/2004   Y    2,777,600,000       26,707,679      25,219,780      (1,487,899)
Japanese Yen                         7/2/2004   Y      289,000,000        2,778,845       2,624,034        (154,811)
Japanese Yen                         7/2/2004   Y      140,000,000        1,350,608       1,271,158         (79,450)
Japanese Yen                         7/2/2004   Y      140,367,700        1,324,974       1,274,497         (50,477)
Japanese Yen                         7/2/2004   Y      127,004,000        1,208,411       1,153,158         (55,253)
Japanese Yen                         7/2/2004   Y     (183,000,000)      (1,669,441)     (1,661,585)          7,856
Japanese Yen                         7/2/2004   Y   (1,499,043,873)     (14,441,656)    (13,610,872)        830,784
Norwegian Kroner                     7/2/2004   NKr        808,000          117,613         117,622               9
Norwegian Kroner                     7/2/2004   NKr        400,000           58,224          58,229               5
New Zealand Dollar                   7/2/2004   NZ$        220,000          144,760         136,498          (8,262)
Swedish Krona                        7/2/2004   SKr      4,720,000          623,909         616,720          (7,189)
                                                                     --------------   -------------   -------------
                                                                     $    2,952,891   $   2,167,601   $    (785,290)
                                                                     ==============   =============   =============

   I) TBA PURCHASE COMMITMENTS -- The Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

   J) FUTURES -- The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. At April 30, 2004, the Fund had the following open futures contracts:

                                                                                                UNREALIZED
                                     NUMBER OF   EXPIRATION      CONTRACT        CONTRACT     APPRECIATION/
FUTURES CONTRACT                     CONTRACTS      DATE          AMOUNT          VALUE       (DEPRECIATION)
----------------                     ---------   ----------   -------------   -------------   --------------
U.S. Treasury Bond Futures              27         6/21/04    $   3,021,371   $   2,891,531   $     (129,840)
U.S. Treasury 2 Year Notes Futures      26         6/29/04        5,571,038       5,526,219          (44,819)
S&P 500 Index Futures                   11         6/17/04        3,104,318       3,041,775          (62,543)
                                                              -------------   -------------   --------------
                                                                 11,696,727      11,459,525         (237,202)
                                                              -------------   -------------   --------------
U.S. Treasury 5 Year Notes Futures     (18)        6/21/04       (2,004,425)     (1,978,875)          25,550
U.S. Treasury 10 Year Notes Futures    (80)        6/21/04       (9,048,612)     (8,840,000)         208,612
                                                              -------------   -------------   --------------
                                                                (11,053,037)    (10,818,875)         234,162
                                                              -------------   -------------   --------------
                                                              $     643,690   $     640,650   $       (3,040)
                                                              =============   =============   ==============

   K) OPTIONS -- The Fund may purchase and write (sell) call and put options on securities, currencies and swap agreements (options on swap agreements are commonly known as "swaptions"). The Fund may write covered and uncovered put and call options and purchase put and call options for hedging purposes or to increase total return. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

   When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. The risk involved in writing an option is that, if the option is exercised, the underlying security could then be purchased or sold by the Fund at a disadvantageous price. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk that the securities on which the option is written may not be available for purchase if the call option is exercised. Uncovered put options have speculative characteristics and the potential loss is substantial.

   Exchange-traded options are valued at the last sale price in the market where such contracts are principally traded. OTC equity/index options are priced according to the contract specifications (days to expiration, current spot index level, interest rates, dividends, strike price) using the Black-Scholes pricing model, modified for dividends. The volatility input assumption is interpolated from the previous day's price. On a weekly basis and at month end, CSAM receives a price indication sheet from the various broker dealers and inputs these prices to update the volatility.

   Transactions in written options for puts and calls for the six months ended April 30, 2004 were as follows:

                                             NUMBER OF CONTRACTS    PREMIUMS RECEIVED
                                             -------------------    -----------------
Options outstanding at beginning of period            --               $       --
Options written                                      810                  584,441
Options expired                                      (62)                 (17,173)
Options closed                                      (483)                (245,642)
                                                    ----               ----------
Options outstanding at end of period                 265               $  321,626
                                                    ====               ==========

   L) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, funds advised by SSB, the Fund's securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   The market value of securities on loan to brokers and the value of collateral held by the Fund with respect to such loans at April 30, 2004 is as follows:

              MARKET VALUE OF                            VALUE OF
             SECURITIES LOANED                     COLLATERAL RECEIVED
             -----------------                     -------------------
                $ 7,763,055                            $ 8,085,426

   Prior to March 17, 2004, Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, had been engaged by the Fund to act as the Fund's securities lending agent.

   Effective March 17, 2004, SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the income earned from securities lending activities with the Fund receiving 70% and SSB receiving 30% of the earnings from the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement. Securities lending income is accrued as earned.

   M) OTHER -- The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or gains are earned.

   The Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

   Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

   In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent the Fund invests in junk bonds) the Fund's net asset value.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended April 30, 2004, investment advisory fees earned and voluntarily waived were $670,680 and $490,999, respectively.

   Credit Suisse Asset Management Limited (CSAM U.K.) ("CSAM Ltd. U.K.") and Credit Suisse Asset Management Limited (CSAM Japan) ("CSAM Ltd. Japan"), affiliates of CSAM, are sub-investment advisers to the Fund. CSAM Ltd. U.K. and CSAM Ltd. Japan's sub-investment advisory fees are paid by CSAM out of CSAM's net investment advisory fee and are not paid by the Fund.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Fund.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. For the six months ended April 30, 2004, co-administrative services fees earned by CSAMSI were $67,068.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee.

           AVERAGE DAILY NET ASSETS                      ANNUAL RATE
           ------------------------                      -----------
           First $5 billion                  0.050% of average daily net assets
           Next $5 billion                   0.035% of average daily net assets
           Over $10 billion                  0.020% of average daily net assets

   For the six months ended April 30, 2004, co-administrative service fees earned by SSB (including out-of-pocket expenses) were $53,450.

   In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. These fees are calculated at an annual rate of 0.50% of the average daily net assets of the Advisor Class shares and 0.25% of the average daily net assets of the Class A shares. Common Class shares are not subject to distribution fees. Effective November 1, 2003, CSAMSI no longer receives 12b-1 fees on Advisor Class shares.

   Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation for these services from CSAM. CSAM is then reimbursed by the Fund. For the six months ended April 30, 2004, the Fund reimbursed CSAM $160,076, which is included in the Fund's transfer agent expense.

   For the six months ended April 30, 2004, CSAMSI and its affiliates advised the Fund that it retained $2,036 from commissions earned on the sale of the Fund's Class A shares.

   For the period November 1, 2003 to March 16, 2004, CSFB received $1,344 in fees for its securities lending activities.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the six months ended April 30, 2004, Merrill was paid $12,314 for its services to the Fund.

NOTE 3. LINE OF CREDIT

   The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At April 30, 2004 and during the six months ended April 30, 2004, the Fund had no borrowings under the Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

                              INVESTMENT SECURITIES       U.S. GOVERNMENT/AGENCY OBLIGATIONS
                              ---------------------       ----------------------------------
           Purchases              $ 129,074,841                     $  96,244,789
           Sales                    138,503,599                       101,397,267

   In connection with a review of the Fund, CSAM became aware of certain portfolio transactions undertaken on behalf of the Fund with respect to which the Fund paid commissions. Upon further analysis, CSAM believes that such transactions could have been effected in a more efficient manner for the Fund and, as a result, CSAM paid the amount of the commissions, with interest, to the Fund. The payment amount did not have a material effect on the Fund's net asset value per share.

   At April 30, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $143,757,570, $6,585,862, $(1,469,149) and $5,116,713, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares are classified as Common Class shares, one billion shares are classified as Advisor Class shares and one billion as Class A shares. Transactions in capital shares for each class were as follows:

                                                                COMMON CLASS
                                 ------------------------------------------------------------------------
                                      FOR THE SIXTH MONTHS ENDED              FOR THE YEAR ENDED
                                      APRIL 30, 2004 (UNAUDITED)               OCTOBER 31, 2003
                                 ------------------------------------------------------------------------
                                     SHARES              VALUE              SHARES             VALUE
                                 ---------------    ---------------    ---------------    ---------------
Shares sold                            2,928,518    $    30,391,916          7,754,055    $    79,735,863
Shares issued in reinvestment
  of dividends                         1,187,867         12,005,437            798,885          7,976,454
Shares redeemed                       (4,212,346)       (43,508,868)        (6,780,022)       (70,362,968)
                                 ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                  (95,961)   $    (1,111,515)        (1,772,918)   $    17,349,349
                                 ===============    ===============    ===============    ===============

                                                                ADVISOR CLASS
                                 ------------------------------------------------------------------------
                                      FOR THE SIXTH MONTHS ENDED              FOR THE YEAR ENDED
                                      APRIL 30, 2004 (UNAUDITED)               OCTOBER 31, 2003
                                 ------------------------------------------------------------------------
                                     SHARES              VALUE              SHARES             VALUE
                                 ---------------    ---------------    ---------------    ---------------
Shares issued in reinvestment
  of dividends                                97    $         1,050                288    $         3,043
Shares redeemed                             (151)            (1,637)            (4,605)           (49,508)
                                 ---------------    ---------------    ---------------    ---------------
Net decrease                                 (54)   $          (587)            (4,317)   $       (46,465)
                                 ===============    ===============    ===============    ===============

                                                                  CLASS A
                                 ------------------------------------------------------------------------
                                      FOR THE SIXTH MONTHS ENDED              FOR THE YEAR ENDED
                                      APRIL 30, 2004 (UNAUDITED)               OCTOBER 31, 2003
                                 ------------------------------------------------------------------------
                                     SHARES              VALUE              SHARES             VALUE
                                 ---------------    ---------------    ---------------    ---------------
Shares sold                              165,639    $     1,702,328            186,171    $     1,913,841
Shares issued in reinvestment
  of dividends                            15,934            160,887              1,730             17,789
Shares redeemed                          (30,172)          (304,741)           (61,525)          (648,654)
                                 ---------------    ---------------    ---------------    ---------------
Net increase                             151,401    $     1,558,474            126,376    $     1,282,976
                                 ===============    ===============    ===============    ===============

   On April 30, 2004, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

                                    NUMBER OF       APPROXIMATE PERCENTAGE
                                  SHAREHOLDERS       OF OUTSTANDING SHARES
                                  ------------       ---------------------
           Common Class                 5                     64%
           Advisor Class                1                     98%
           Class A                      4                     73%

   Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

NOTE 6. CONTINGENCIES

   In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
PRIVACY POLICY NOTICE (unaudited)

                     IMPORTANT PRIVACY CHOICES FOR CONSUMERS

   We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

   In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

   We may collect nonpublic information about you from the following sources:

   - Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

   - Information about your transactions with us, our affiliates, or others.

   We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

   RESTRICT INFORMATION SHARING WITH AFFILIATES: In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates unless you say "No."

   / / No, please do not share personal and financial information with your affiliated companies. [If you check this box, you must send this notice back to us with your name, address and account number to Credit Suisse Funds, 466 Lexington Avenue, New York, New York 10017.]

   We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

   We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

   NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM-SPONSORED AND -ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MAY 19, 2004.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
PROXY VOTING (unaudited)

   The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

   - By calling 1-800-927-2874

   - On the Fund's website, www.csam.com/us

   - On the website of the Securities and Exchange Commission, http://www.sec.gov.

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

P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874 - www.csam.com/us

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSGFI-3-0404

ITEM 2. CODE OF ETHICS.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS
Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Nominating Committee recommends Board member candidates. Shareholders of the registrant may also submit nominees that will be considered by the Committee. Recommendations should be mailed to the registrant's Secretary, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual; the class, series and number of shares of the registrant that are beneficially owned by such individual; the date such shares were acquired and the investment intent of such acquisition; whether such shareholder believes such individual is, or is not, an "interested person" of the registrant (as defined in the Investment Company Act of 1940) and information regarding such individual that is sufficient, in the Committee's discretion, to make such determination; and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934.

ITEM 10. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1)   Not applicable.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)   Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.

         /s/ Joseph D. Gallagher
         -----------------------
         Name:  Joseph D. Gallagher
         Title: Chief Executive Officer
         Date:  July 6, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         /s/ Joseph D. Gallagher
         -----------------------
         Name:  Joseph D. Gallagher
         Title: Chief Executive Officer
         Date:  July 6, 2004


         /s/ Michael A. Pignataro
         ------------------------
         Name:  Michael A. Pignataro
         Title: Chief Financial Officer
         Date:  July 6, 2004